EXHIBIT 10.13
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     AMENDMENT TO LEASE WITH AMPERSAND MEDICAL, INC. AND O.P., LLC



Tenant:                     Ampersand Medical, Inc.

Building:                   414 N. Orleans, Chicago, IL

Premises:                   Expansion to Suite 300, consisting of 795
                            square feet

Commencement Date:          November 1, 1999

Term:                       November 1, 1999 - September 30, 2004
                            (coterminous with existing Lease for Suite 305)

Base Rent:                  $1,066 per month with four percent (4%)
                            annual escalation

Free Rent:                  November, 1999 and one-half (1/2) December,
                            1999

Common Area Rent:           Base Year 1999

Security Deposit:           Waived

Electricity:                Tenant will be directly metered for
                            consumption of electricity from overhead lights and wall outlets.


Agreed:                           Agreed:




__________________________        _________________________________
Ampersand, Inc.                   Spectrum Real Estate Services, Inc.
                                  As agent for  O.P., LLC Landlord.